                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report - March 30, 2005
                        (Date of Earliest Event Reported)

                                POPULAR ABS, INC.
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(as depositor under a certain Pooling and Servicing Agreement dated as of March
   1, 2005, providing for the issuance of Mortgage Pass-Through Certificates,
                                 Series 2005-2)
             (Exact Name of Registrant as specified in its charter)

        Delaware                333-115371-04                52-2029487
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(State of Incorporation)    (Commission File No.)    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (302) 478-6160

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits:

            8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            POPULAR ABS, INC.

                                            By: /James H. Jenkins/
                                                --------------------------------
                                                James H. Jenkins,
                                                Executive Vice President and CFO

Dated: March 30, 2005

                                  Exhibit Index

Exhibit     Document
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8.1         Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.